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                                                                   Exhibit 99.2



                         NOTICE OF GUARANTEED DELIVERY FOR
                          OUTSOURCING SERVICES GROUP, INC.

     This form or one substantially equivalent hereto must be used to accept the Exchange Offer of Outsourcing Services Group, Inc. (the "Company") made pursuant to the prospectus, dated ____________, 1998 (the "Prospectus"), if certificates for the outstanding 107/8% Senior Subordinated Notes due 2006 of the Company (the "Old Notes") are not immediately available or if the procedure for book-entry transfer cannot be completed on a timely basis or time will not permit all required documents to reach U.S. Bank Trust National Association, as exchange agent (the "Exchange Agent") prior to 5:00 p.m., New York City time, on the Expiration Date of the Exchange Offer. Such form may be delivered or transmitted by facsimile transmission, mail or hand delivery to the Exchange Agent as set forth below. In addition, in order to utilize the guaranteed delivery procedure to tender Old Notes pursuant to the Exchange Offer, a completed, signed and dated Letter of Transmittal (or facsimile thereof) must be received by the Exchange Agent prior to 5:00 P.M., New York City time, on the Expiration Date. Capitalized terms not defined herein are defined in the Prospectus.

         DELIVERY TO:  U.S. Bank Trust National Association, EXCHANGE AGENT
                    BY MAIL, OVERNIGHT COURIER OR HAND DELIVERY:
                        U.S. Bank Trust National Association
                             Attn:  Specialized Finance
                               180 East Fifth Street
                            St.  Paul, Minnesota  55101

                             BY FACSIMILE TRANSMISSION:
                          (FOR ELIGIBLE INSTITUTIONS ONLY)
                                   (651) 244-1537
                          Attention:  Specialized Finance

                               CONFIRM BY TELEPHONE:
                                   (651) 244-0721

     DELIVERY OF THIS INSTRUMENT TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE, OR TRANSMISSION OF THIS INSTRUMENT VIA FACSIMILE OTHER THAN AS SET FORTH ABOVE, WILL NOT CONSTITUTE A VALID DELIVERY.

Ladies and Gentlemen:

     Upon the terms and conditions set forth in the Prospectus, the undersigned hereby tenders to the Company the principal amount of Old Notes set forth below pursuant to the guaranteed delivery procedure described in "The Exchange Offer--Guaranteed Delivery Procedures" section of the Prospectus.

Principal Amount of Old Notes
     Tendered:*(1)
$_______________________________________
Certificate Nos. (if available):

                                             If Old Notes will be delivered by
________________________________________     book-entry transfer to The
                                             Depository Trust Company, provide
                                             account number.
Total Principal Amount Represented by
     Old Notes Certificate(s):

$_______________________________________     Account Number ___________________

_______________________________________________________________________________

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*(1) Must be in denominations of principal amount of $1,000 and any integral multiple thereof.


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     ALL AUTHORITY HEREIN CONFERRED OR AGREED TO BE CONFERRED SHALL SURVIVE THE
DEATH OR INCAPACITY OF THE UNDERSIGNED AND EVERY OBLIGATION OF THE UNDERSIGNED HEREUNDER SHALL BE BINDING UPON THE HEIRS, PERSONAL REPRESENTATIVES, SUCCESSORS AND ASSIGNS OF THE UNDERSIGNED.

_______________________________________________________________________________
                                   PLEASE SIGN HERE

X    ______________________________     ____________
X    ______________________________     ____________
     Signature(s) of Owner(s)           Date
     or Authorized Signatory

     Area Code and Telephone Number: __________________________

     Must be signed by the holder(s) of Old Notes as their name(s) appear(s) on certificates for Old Notes or on a security position listing, or by person(s) authorized to become registered holder(s) by endorsement and documents transmitted with this Notice of Guaranteed Delivery. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer or other person acting in a fiduciary or representative capacity, such person must set forth his or her full title below.

                         PLEASE PRINT NAME(s) AND ADDRESS(es)

Name(s):______________________________________________________________________

______________________________________________________________________________

______________________________________________________________________________

Capacity:_____________________________________________________________________

Address(es):__________________________________________________________________

______________________________________________________________________________

______________________________________________________________________________


                                      GUARANTEE
                       (Not to be used for signature guarantee)

     The undersigned, a financial institution (including most banks, savings and loan associations and brokerage houses) that is a participant in the Securities Transfer Agents Medallion Program, the New York Stock Exchange Medallion Signature Program or the Stock Exchanges Medallion Program, hereby guarantees that the certificates representing the principal amount of Old Notes tendered hereby in proper form for transfer, or timely confirmation of the book-entry transfer of such Old Notes into the Exchange Agent's account at The Depository Trust Company pursuant to the procedures set forth in "The Exchange Offer--Guaranteed Delivery Procedures" section of the Prospectus, together with one or more properly completed and duly executed Letters of Transmittal (or facsimile thereof or Agent's Message in lieu thereof) and any required signature guarantee and any other documents required by the Letter of Transmittal, will be received by the Exchange Agent at the address set forth above, no later than five New York Stock Exchange trading days after the Expiration Date.

____________________________________    _______________________________________
          Name of Firm                            Authorized Signature
____________________________________    _______________________________________

              Address                                        Title
____________________________________    Name:__________________________________
                        Zip Code             (Please Type or Print)

Area Code and Tel. No.______________    Dated: ________________________________

NOTE: DO NOT SEND CERTIFICATES FOR OLD NOTES WITH THIS FORM. CERTIFICATES FOR OLD NOTES SHOULD BE SENT ONLY WITH A COPY OF YOUR PREVIOUSLY EXECUTED LETTER OF TRANSMITTAL.